Exhibit 10.4

INVESTMENT AGREEMENT

This Investment Agreement (this “Agreement”) is made and entered into as of [●], 2026, by and among GMR Solutions Inc., a Delaware corporation (the “Company”), [●], a Delaware [●] (the “KKR Purchaser”), and [●], a [●] (the “HPS Purchaser” and, together with KKR Purchaser, the “Purchasers”).

RECITALS

WHEREAS, the Company plans to consummate an initial public offering of its Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and such offering, the “IPO”);

WHEREAS, each Purchaser desires to purchase, and the Company desires to issue and sell to each Purchaser, (i) warrants to purchase shares of Class A Common Stock at an exercise price of $0.01 per share, substantially in the form attached hereto as Exhibit A (the “Voting Warrants”) and/or (ii) warrants to purchase shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), at an exercise price of $0.01 per share, substantially in the form attached hereto as Exhibit B (the “Non-Voting Warrants” and, together with the Voting Warrants, the “Warrants”);

WHEREAS, at the Closing (as defined below), pursuant to the terms set forth in this Agreement and the Warrants, (i) the Company will issue to the Purchasers the number of Warrants opposite such Purchasers’ name on Schedule I for an aggregate purchase price of $[●] (the “Aggregate Purchase Price”), and (ii) each Purchaser shall pay the portion of the Aggregate Purchase Price set forth opposite such Purchaser’s name on Schedule I (each such portion to be paid by a Purchaser, the “Purchase Price”), in each case of clauses (i) and (ii), subject to the terms and set forth therein; and

WHEREAS, in connection with the Investment (as defined below), the Company and the Purchasers are entering into a registration rights agreement, to be dated the date of the Closing (the “Registration Rights Agreement”).

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.            Investment. Immediately following pricing of the IPO, on the basis of the representations and warranties and subject to the terms set forth herein:

(a)            Each Purchaser agrees to purchase the number of Warrants set forth opposite such Purchaser’s name on Schedule I at the Closing, which shall be subject to the restrictive legend set forth in Section 5; and

(b)            The Company agrees to issue the Warrants to the Purchasers at the Closing (collectively, the “Investment”).

2.            Closing. The closing of the Investment (the “Closing”) will take place on the third business day following the date of this Agreement. At the Closing, the Company will deliver or cause to be delivered to the Purchasers the applicable Warrants against payment of the applicable Purchase Price by wire transfer in immediately available funds.

3.            Representations and Warranties of the Company.

The Company represents and warrants to each Purchaser, severally and not jointly, as of the date hereof, that:

(a)            The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct its business as it is now being conducted.

(b)            The Company has the full power, authority and legal right to execute, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, including the issuance of the Warrants contemplated hereby, have been duly and validly authorized by all necessary action, corporate or otherwise, of the Company. This Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally.

(c)            The Warrants and shares of Class A Common Stock and Class B Common Stock, issuable upon exercise of the applicable Warrants have been duly authorized by the Company and, when issued and delivered to the Purchasers as provided herein and therein, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and, in the case of such shares of Class A Common Stock and Class B Common Stock, validly issued, fully paid and non-assessable. Upon the Closing, the Warrants will be registered on the Company’s books and records and shares of Class A Common Stock and Class B Common Stock issuable upon exercise of the applicable Warrants will be reserved for issuance (including, with respect to the Class A Common Stock, upon the conversion of Class B Common Stock into Class A Common Stock).

(d)            The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated herein does not and will not violate (i) any provision of its bylaws, charter or other similar document, (ii) any provision of any material agreement to which it is a party or by which it is bound or (iii) any law, rule, regulation, judgment, order or decree to which it is subject.

(e)            At the Closing, the Registration Rights Agreement shall be duly authorized, executed and delivered by the Company.

(f)            No consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by the Company in connection with the execution, delivery or enforceability of this Agreement or the consummation of any of the transactions contemplated herein, except as may already have been obtained.

(g)            The Company is not currently in violation of any law, rule, regulation, judgment, order or decree, which violation could reasonably be expected at any time to have a material adverse effect upon the Company’s ability to enter into this Agreement or to perform its obligations hereunder.

(h)            There is no pending legal action, suit or proceeding that would materially and adversely affect the ability of the Company to enter into this Agreement or to perform its obligations hereunder.

4.            Representations and Warranties of the Purchasers.

Each Purchaser represents and warrants to the Company, severally and not jointly, as of the date hereof, that:

(a)            Such Purchaser has the full power, authority and legal right to execute, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, including the issuance of the Warrants contemplated hereby, have been duly and validly authorized by all necessary action, corporate or otherwise, of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally.

(b)            The execution and delivery by such Purchaser of this Agreement, the performance by such Purchaser of its obligations hereunder and the consummation by such Purchaser of the transactions contemplated herein does not and will not violate (i) any provision of its bylaws, charter or other similar document, (ii) any provision of any material agreement to which it is a party or by which it is bound or (iii) any law, rule, regulation, judgment, order or decree to which it is subject.

(c)            At the Closing, the Registration Rights Agreement shall be duly authorized, executed and delivered by such Purchaser.

(d)            No consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such Purchaser in connection with the execution, delivery or enforceability of this Agreement or the consummation of any of the transactions contemplated herein, except as may already have been obtained.

(e)            Such Purchaser is not currently in violation of any law, rule, regulation, judgment, order or decree, which violation could reasonably be expected at any time to have a material adverse effect upon such Purchaser’s ability to enter into this Agreement or to perform its obligations hereunder.

(f)            There is no pending legal action, suit or proceeding that would materially and adversely affect the ability of such Purchaser to enter into this Agreement or to perform its obligations hereunder.

(g)            Such Purchaser acknowledges that the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state or other applicable securities laws. Such Purchaser (i) acknowledges that it is acquiring the Warrants pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute any of the foregoing to any person, (ii) will not sell, transfer, or otherwise dispose of any of the Warrants except in compliance with the terms and conditions set forth in the Company’s charter or bylaws, as amended to date, and the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (iii) is a sophisticated institutional investor with extensive knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Warrants and of making an informed investment decision, (iv) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act), and (v) (1) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Warrants, (2) has had an opportunity to discuss with the Company the intended business and financial affairs of the Company and to obtain information necessary to verify any information furnished to it or to which it had access and (3) can bear the economic risk of (x) an investment in the Warrants and (y) a total loss in respect of such investment. Such Purchaser has knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to its investment in, the Warrants, and to protect its own interest in connection with such investment, and its purchase of the Warrants is not the result of any general solicitation or any general advertising.

(h)            Except as set forth in Section 3 of this Agreement, none of the Company, its affiliates or any of their respective officers, directors, employees or representatives make or have made any other representation or warranty, whether written or oral, whether express or implied, at law or in equity, in respect of the Company, its affiliates or their respective businesses; any such other representation or warranty is hereby expressly disclaimed; and no such party shall be liable in respect of the accuracy or completeness of any information provided to such Purchaser or any of its affiliates or its or their representatives other than as set forth in Section 3 of this Agreement. In particular, none of the Company, its affiliates or any of their respective officers, directors, employees or representatives make or have made any other representation or warranty, express or implied, at law or in equity, in respect of any internal or published projections, forecasts or revenue or earnings predictions in respect of the Company.

5.            Legends. Any certificates issued representing shares of Class A Common Stock or Class B Common Stock issuable upon exercise of the applicable Warrants shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE “BLUE SKY” LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH STATE LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

6.            Miscellaneous.

(a)            Corporate Actions. At any time that Warrants remain outstanding, the Company shall take all lawful action to cause the authorized capital stock of the Company to include a sufficient number of authorized but unissued shares of Class A Common Stock and Class B Common Stock to satisfy the exercise requirements of the applicable Warrants then outstanding (including, with respect to the Class A Common Stock, upon the conversion of Class B Common Stock into Class A Common Stock).

(b)            Listing of Shares. The Company shall promptly apply to cause the aggregate number of shares of Class A Common Stock (including upon the conversion of Class B Common Stock into Class A Common Stock) issuable upon exercise of the Warrants to be approved for listing on the New York Stock Exchange, subject to official notice of issuance, or such other primary exchange as to which Class A Common Stock is then admitted for trading.

(c)            Entire Agreement. This Agreement and the Warrants are intended by the parties as a final expression of their agreement, and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, together with the Warrants, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(d)            Amendment.

(i)            This Agreement can be amended only by an instrument in writing signed by each of the parties hereto. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party against whom the waiver is to be effective.

(ii)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

(e)            Successors; Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and representatives. After the Closing, no Purchaser may assign any of its rights hereunder except in connection with a transfer of the Warrants in compliance with any applicable terms and conditions thereof.

(f)            Survival. No covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof.

(g)           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

(h)            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (v) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent (a) if to the KKR Purchaser, to Max Lin, Maples Fiduciary Services (Delaware) Inc., [address], or [email address] (or at such other address or e-mail address as such Purchaser shall have furnished to the Company in writing), in each case with a copy (which shall not constitute notice) to the attention of Sunny Cheong and Jessica Asrat, at Simpson Thacher & Bartlett LLP, [address], or [email address] and [email address], (b) if to the HPS Purchaser, to [●] (or at such other address or e-mail address as such Purchaser shall have furnished to the Company in writing), in each case with a copy (which shall not constitute notice) to the attention of [●], or (c) if to the Company, to Thomas A.A. Cook, [address], or [email address] (or at such other address or e-mail, or to the attention of such other officer, as the Company shall have furnished to the Purchasers in writing), in each case with a copy (which shall not constitute notice) to the attention of Sunny Cheong and Jessica Asrat, at Simpson Thacher & Bartlett LLP, [address], or [email address] and [email address].

(i)            No Recourse. Notwithstanding anything that may be expressed or implied herein, the Company and each Purchaser covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any past, present or future director, officer, employee, agent, representative, general or limited partner, stockholder or member of the Company or any Purchaser or of any affiliate or successor or assignee of any such party or any past, present or future director, officer, employee, agent or representative of any of the foregoing (the “Non-Recourse Parties”), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Party (i) for any obligation of the Company or any Purchaser under this Agreement or any documents or instruments delivered in connection with this Agreement or (ii) for any claim based on, in respect of or by reason of such obligations or their creation.

(j)            Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceedings may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Any and all service of process and any other notice in any such action, suit or proceeding will be effective against any party hereto if given as provided herein. Nothing herein contained will be deemed to affect the right of any party to serve process in any manner permitted by law. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHERS IN ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. Each of the parties hereto hereby consents to process being served by any party to this Agreement in any action or proceeding of the nature specified in this paragraph by the mailing of a copy thereof in the manner specified by the provisions of Section 6(h).

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed as of the date first above written by their officers or other representatives thereunto duly authorized.

GMR Solutions Inc.

By:
Name:	Thomas A.A. Cook
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Investment Agreement]

[KKR PURCHASER]

By:	[●]

By:
Name:	[●]
Title:	[●]

[HPS PURCHASER]

By:	[●]

By:
Name:	[●]
Title:	[●]

[Signature Page to Investment Agreement]

Schedule I

Purchaser	Warrants	Aggregate Purchase Price
[KKR Purchaser]	[●]	$[●]
[HPS Purchaser]	[●]	$[●]

Exhibit A

Form of Class A Common Stock Voting Warrant

[See attached]

Exhibit B

Form of Class B Common Stock Non-Voting Warrant

[See attached]